Exhibit 10.3

EPOCRATES, INC.

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED OFFER LETTER

This AMENDMENT NO. 1 (the “Amendment”) to that Amended and Restated Offer Letter dated as of January 28, 2011 (the “Agreement”), by and between Epocrates, Inc., a Delaware corporation (the “Company”) and Patrick D. Spangler (the “Employee”) is entered into as of June 29, 2011 by and between the Company and the Employee.

RECITALS

WHEREAS, Section 15 of the Agreement provides that the Agreement may be changed in a written agreement signed by the Employee and a duly authorized officer of the Company; and

WHEREAS, the Employee and the Company wish to amend the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in the Agreement and this Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

1.               Section 1(a) of the Agreement is hereby amended and restated in its entirety to remove the provisions regarding the allocation of Employee’s duties among the Company’s offices and the requirement to relocate as follows:

“a.                                 You will become the Chief Financial Officer for the Company. You will report directly to the Chief Executive Officer. This is a full-time position.”

2.               Section 4(c) of the Agreement is hereby deleted to eliminate the relocation benefits.

3.               Miscellaneous.

(a)                                  Continuing Effect of Agreement. All other provisions of the Agreement remain in full force and effect and unmodified by this Amendment.

(b)                                  Counterparts. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the day and year set forth above.

COMPANY:

Epocrates, Inc.
a Delaware corporation

By:	/s/ Rosemary A. Crane
Name:	Rosemary A. Crane
Title:	President and Chief Executive Officer

EMPLOYEE:

/s/ Patrick D. Spangler
Patrick D. Spangler